Other operating income and expenses - Schedule of other operating income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Other Operating Income [Abstract]
Gain related to the transfer of conventional assets	$ 0	$ 89,659	$ 0
Gain from exports increase program	45,201	81,232	0
Gain from farmout agreement	0	24,429	18,218
Other services income	8,926	8,492	8,480
Total other operating income	$ 54,127	$ 203,812	$ 26,698